UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Crinetics Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 28, 2026, Crinetics Pharmaceuticals, Inc., a Delaware corporation (“Crinetics”), held a special meeting of shareholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of Crinetics prepared in connection with the Merger (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2026.

At the Special Meeting, the total number of shares represented in person or by proxy was 79,264,631 of the 106,095,205  shares of common stock of Crinetics outstanding and entitled to vote at the Special Meeting as of the close of business on July 27, 2026, the record date of the Special Meeting, each of which was entitled to one vote for each proposal at the Special Meeting. This represents approximately 74.71% of the total shares of common stock of Crinetics outstanding and entitled to vote, constituting a quorum to conduct business. The matters submitted for a shareholder vote at the Special Meeting and the related results are set forth below.

Proposal No. 1—To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of July 6, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among Crinetics, Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Vertex”), and Clark Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Vertex (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Crinetics (the “Merger”), with Crinetics surviving the Merger as a wholly owned subsidiary of Vertex (the “Merger Proposal”).

Set forth below are the voting results for Proposal No. 1, which was approved by Crinetics’ shareholders on a non-binding advisory basis:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
79,240,098	13,618	10,915	-

Proposal No. 2—To consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may be paid or become payable to Crinetics’ named executive officers that is based on or otherwise relates to the Merger and/or the other transactions contemplated pursuant to the Merger Agreement (the “Transactions”).

Set forth below are the voting results for Proposal No. 2, which was not approved by the requisite vote of Crinetics’ shareholders required to approve such proposal. However, Proposal No. 2 is advisory and non-binding, and is not a condition to completion of the Merger.
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,854,149	44,803,403	607,079	-

Proposal No. 3—To consider and vote on any proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional votes if there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting.

Proposal No. 3 was not presented to the shareholders because there were sufficient votes to approve the Merger Proposal at the time of the Special Meeting.

No other business properly came before the Special Meeting.

The approval of the Merger Proposal by the requisite vote of Crinetics’ shareholders satisfies the final outstanding condition to the closing of the Merger. Pursuant to the Merger Agreement, Crinetics anticipates that the closing of the Merger will occur on or about September 1, 2026.

Cautionary Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Crinetics, Vertex and the Transactions that are subject to risks, uncertainties and other factors. While Crinetics believes the forward-looking statements contained in this Current Report on Form 8-K are accurate, these forward-looking statements represent the beliefs of Crinetics only as of the date of this Current Report on Form 8-K, and there are a number of risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Forward-looking statements are not purely historical and may be accompanied by words such as “anticipates,” “may,” “forecasts,” “expects,” “intends,” “plans,” “potentially,” “believes,” “seeks,” “estimates,” and other words and terms of similar meaning. Such statements may relate to, but are not limited to: the benefits of Vertex’s proposed acquisition of Crinetics and associated integration plans; the expected timing of the completion of the Transactions; the commercial potential of PALSONIFY and the anticipated potential of atumelnant and Crinetics’ other pipeline assets, including the potential for PALSONIFY to redefine the treatment paradigm in acromegaly and for atumelnant to become the leading therapy for people struggling with CAH; expectations that the Transactions will accelerate Vertex’s revenue growth and enhance Vertex’s long-term earnings profile, including the potential for more than $5 billion in annual revenue, and support Vertex’s goal of sustained double digit revenue growth; expectations that the Transactions will become accretive to non-GAAP operating income in 2029; expectations for Vertex’s financing of the Transactions, including support by the fully committed bridge financing; and any assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: the occurrence of any event or circumstance that could give rise to the right of Crinetics or Vertex to terminate the Merger Agreement, including circumstances requiring payment of a termination fee pursuant to the Merger Agreement; failure to obtain applicable regulatory approval in a timely manner or otherwise; the risk that the Transactions may not close in the anticipated timeframe or at all due to one or more of the other closing conditions not being satisfied or waived; the possibility that competing offers will be made; the risk that there may be unexpected costs, charges or expenses resulting from the Transactions; risks related to the ability of Crinetics and Vertex to successfully integrate the businesses and the possibility that integration may be more difficult, time consuming or costly than expected; risk that the Transactions disrupt Crinetics’ or Vertex’s current plans and operations; the risk that certain restrictions during the pendency of the Transactions may impact Crinetics’ ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the Transactions; the risk that any announcements relating to the Transactions could have adverse effects on the market price of Crinetics’ and/or Vertex’s common stock, credit ratings or operating results; the risk of litigation that could be instituted against the parties or their respective directors, managers or officers and/or regulatory actions related to the Transactions, including the effects of any outcomes related thereto; the effects of the Transactions on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; that Vertex may not realize the potential benefits of the Transactions; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; and actual or contingent liabilities related to the Transactions. In addition, the product candidates being developed by Crinetics are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these product candidates will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect Vertex’s and Crinetics’ businesses, particularly those risks listed under the heading “Risk Factors” and the other cautionary factors discussed in the parties’ periodic reports filed with the SEC, including Vertex’s and Crinetics’ annual reports on Form 10-K for the year ended December 31, 2025, and quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on the SEC’s website at www.sec.gov. Undue reliance should not be placed on these statements. All forward-looking statements are based on information currently available to Crinetics, and Crinetics disclaims any obligation to update the information contained in this Current Report on Form 8-K as new information becomes available, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.
Date: August 28, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)